CERTIFICATION PURSUANT TO
18 U.S.C.SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Clean Water Technologies, Inc. (the “Company”) on Form 10-ksb for the period ended June 25, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”),the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Clean Water Technologies, Inc.
/s/ Laurie C. Scala
Laurie C. Scala, President
and Chief Financial Officer

September 13, 2004